                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): March 19, 2003

                           WOODWORKERS WAREHOUSE, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                             04-3579658
----------------------------                      -----------------------------
(State or other jurisdiction                             (I.R.S. Employer
    of incorporation)                                 Identification Number)



                                    000-33289
                            ------------------------
                            (Commission File Number)

                126 Oxford Street Lynn, Massachusetts 01901-1132
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (781) 853-0900

Item 5.  Other Events

         On March 19, 2003, the Loan and Security Agreement (the "Loan Agreement") by and among Woodworkers Warehouse, Inc. (the "Company"), Bank of America, N.A., Foothill Capital Corporation and Transamerica Business Capital Corporation (the "Lenders"), was amended, effective as of February 28, 2003, to, among other things, (1) allow the Company to issue 12 month term notes to certain of its vendors in the aggregate principal amount of $4.46 million at an interest rate of up to 5% per annum, (2) change a financial covenant related to the Company's EBITDA on the terms described below, and (3) raise the applicable interest rates under the terms of the Loan Agreement by one-quarter of a point.

         The term notes referred to above represent extension of payments already owed to certain vendors of the Company and are payable over a period of up to twelve months. Payments on these notes commenced in February 2003.

         Pursuant to the amendment, the Company will be required to have cumulative EBITDA for the four consecutive fiscal quarters ending on the last day of each fiscal quarter set forth below of not less than the amount set forth below:

         February, 2003                                $25,000
         May, 2003                                    $600,000
         August, 2003                               $1,400,000

         The effectiveness of the amendment is conditioned upon (1) the receipt by the Lenders of the executed term notes described above and (2) the payment by the Company of a $35,000 fee to the Lenders on a pro rata basis, payable in three installments of $11,666.67 due on March 7, 2003, April 1, 2003 and May 1, 2003.

         The entire text of the amendment is included as Exhibit 99.1 to this report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

99.1 Amendment No. 4, dated as of February 28, 2003, to the Loan and Security Agreement, dated as of October 29, 2001, by and among Woodworkers Warehouse, Inc., Bank of America N.A., Foothill Capital Corporation and Transamerica Business Capital Corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 19, 2003

                                   WOODWORKERS WAREHOUSE, INC.

                                   Registrant

                                   By: /s/ Walter Spokowski
                                       ----------------------------------
                                       Walter Spokowski
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description                                                Page
-----------    -----------                                                ----
99.1           Amendment No. 4, dated as of February 28, 2003, to the       5
               Loan and Security Agreement, dated as of October 29,
               2001, by and among Woodworkers Warehouse, Inc., Bank of
               America N.A., Foothill Capital Corporation and
               Transamerica Business Capital Corporation.